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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                         Date of Report:  March 6, 1997
                       (Date of earliest event reported)


                               KOO KOO ROO, INC.
             (Exact name of registrant as specified in its charter)


     DELAWARE                    COMMISSION FILE:           22-3132583
  (State or other jurisdiction       0-19548            (I.R.S. Employer
of incorporation or organization)                     Identification No.)



                          11075 SANTA MONICA BOULEVARD
                                   SUITE 225
                         LOS ANGELES, CALIFORNIA 90025
          (Address of principal executive offices, including zip code)



                                 (310) 479-2080
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

     On March 6, 1997, Koo Koo Roo, Inc. (the "Registrant") disseminated a press release announcing that it had signed a letter of intent to purchase 14 Hamburger Hamlet locations, which press release is filed herewith as Exhibit 5-1 and incorporated herein by this reference.


                           *     *     *     *     *

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT
   NO.         DESCRIPTION
 -------       -----------
    5-1        Press Release dated March 6, 1997

                                       3
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,


                                 KOO KOO ROO, INC.



Date:  March 7, 1997             By  /s/  ROBERT F. KAUTZ
                                    ----------------------------
                                   Name:    Robert F. Kautz
                                   Title:   President

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                         EXHIBIT INDEX

                                         SEQUENTIALLY
EXHIBIT                                     NUMBERED
NO.                   DESCRIPTION             PAGE
---------------   -------------------    ------------

   5-1            Press Release dated
                  March 6, 1997


                                      II-1